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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 31, 1997



      AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-5
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             (Exact name of registrant as specified in its charter)




                                                                APPLICATION
             New York                        333-08687           PENDING
----------------------------------      -----------------    -----------------
  (State or Other Jurisdiction of        (Commission File    (I.R.S. Employer
          Incorporation)                      Number)        Identification No.)



      c/o The Chase Manhattan Bank
          450 West 33rd Street
           New York, New York                            10001
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(Address of Principal Executive Offices)               (Zip Code)



        Registrant's telephone number, including area code (212) 946-8600


                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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



Item 2.  Acquisition or Disposition of Assets

Description of the Conveyance of Subsequent Mortgage Loans

         On January 31, 1997, AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-5 (the "Trust") acquired $83,016,531.06 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of December 1, 1996, between AMRESCO Residential Capital Markets, Inc., as Seller, AMRESCO Residential Securities Corporation, as Depositor, Option One Mortgage Corporation and Advanta Mortgage Corp. USA, as Servicers and The Chase Manhattan Bank, in its capacity as Trustee, and the Subsequent Transfer
Agreement  among  AMRESCO  Residential  Securities  Corporation,  as  Depositor,
AMRESCO Residential Capital Markets, Inc., as Seller and the Trust, as purchaser, dated January 31, 1997. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated August 16, 1996 and the Prospectus Supplement dated December 4, 1996, filed pursuant to Rule 424(b)(5) of the Act on December 17, 1996. The Schedule of Subsequent Mortgage Loans is attached to the Subsequent Transfer Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

         10.1 Subsequent Transfer Agreement dated as of January 31, 1997, among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Capital Markets, Inc., as Seller and AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-5 as the Purchaser.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               By:  AMRESCO Residential Securities Corporation,
                                     as Depositor



                               By:  /s/Ronald B. Kirkland
                                    --------------------------------------------
                                    Name:    Ronald B. Kirkland
                                    Title:   Vice President and Chief Accounting
                                             Officer

Dated:   February 10, 1997